UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 24, 2006

AMERICAN EXPRESS COMPANY

(Exact name of registrant as specified in its charter)

New York	1-7657	13-4922250
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation		Identification No.)
or organization)

200 Vesey Street, World Financial Center
New York, New York		10285
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 640-2000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

The following information is furnished under Item 7.01 - Regulation FD Disclosure:

American Express Company (the “Company”) is reporting herein information regarding U.S., international and worldwide billed business for each quarter and the full year of 2005.  The information reported herein clarifies and/or revises certain of the billed business information reported by the Company in connection with the release on January 23, 2006, of its 2005 fourth quarter and full year financial results.  A copy of the revised information regarding billed business is attached to this report as Exhibit 99.1 and is hereby incorporated herein by reference.

Exhibit

99.1  Information regarding 2005 Quarterly and Full-Year Billed Business.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EXPRESS COMPANY
(REGISTRANT)

	By:	/s/ Stephen P. Norman
Name: Stephen P. Norman
Title: Secretary

Date: January 24, 2006

EXHIBIT INDEX

Exhibit No.	Description

99.1	Information regarding 2005 Quarterly and Full-Year Billed Business.